Exhibit 10.21

                         E.PIPHANY, Inc. 1999 STOCK PLAN

             NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

                                 NOTICE OF GRANT
                                 ---------------

Optionee:  Roger Siboni

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Notice of Grant which is part of the attached Option Agreement, as follows:

     Grant Number
                                           -------------------------------------

     Date of Grant                         January 25, 2002
                                           -------------------------------------

     Vesting Commencement Date             January 25, 2002
                                           -------------------------------------

     Exercise Price per Share              $9.86
                                           -------------------------------------

     Total Number of Shares Granted        1,300,000
                                           -------------------------------------

     Total Exercise Price                  $12,818,000
                                           -------------------------------------

     Type of Option:                           Incentive Stock Option  X  Nonstatutory Stock Option
                                           ---                        ---

     Term/Expiration Date:                 January 25, 2012
                                           -------------------------------------

     Vesting Schedule: This Option may be exercised, in whole or in part, in accordance with the following schedule:

     1/48 of the Shares subject to this option shall vest monthly beginning on the Vesting Commencement Date such that the shares subject to this option shall be fully vested and exercisable on January 25, 2006.

     Termination Period: This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Option Agreement, of which this Notice of Grant is part, and the Plan, both of which are attached and made a part of this document. Optionee has reviewed this Notice of Grant, the remainder of the Option Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice of Grant and fully understands all provisions of this Notice of Grant, the remainder of the Option Agreement and the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Notice of Grant, the remainder of the Option Agreement and the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                   E.PIPHANY, INC.

-------------------------------------      -------------------------------------
Signature                                  By

-------------------------------------      -------------------------------------

Print Name                                 Title
-------------------------------------      -------------------------------------

Residence Address
-------------------------------------

                                 E.PIPHANY, Inc.

                                 1999 STOCK PLAN

                             STOCK OPTION AGREEMENT

                 (Amended and Updated as of September 28, 2001)

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

                                    AGREEMENT
                                    ---------

1. Grant of Option.
-------------------

     The Plan Administrator of the Company hereby grants to the Optionee named in this Option Agreement's Notice of Grant (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

2. Exercise of Option.
----------------------

     (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. This Option is exercisable by delivery of a written or electronic notice of exercise (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company, or such other person or entity as may be designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company, or such other person or entity as may be designated by the Company, of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3. Method of Payment.
---------------------

     Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1. cash; or

          2. check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          5. to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

4. Non-Transferability of Option.
---------------------------------

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option.
------------------

     This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Consequences.
--------------------

     Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

7. Exercising the Option.
-------------------------

     (a) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (b) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

     (c) Disposition of Shares.

          (1) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

          (2) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (3) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

8. Entire Agreement; Governing Law.
-----------------------------------

     The Plan is incorporated herein by reference. The Plan and this Option Agreement, including its Notice of Grant, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

9. NO GUARANTEE OF CONTINUED SERVICE.
-------------------------------------

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT

THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative on the attached Notice of Grant, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement, including its Notice of Grant. Optionee has reviewed the Plan and this Option Agreement, including its Notice of Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement on its Notice of Grant and fully understands all provisions of the Plan and this Option Agreement, including its Notice of Grant. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement, including its Notice of Grant. Optionee further agrees to notify the Company upon any change in the residence address indicated below.